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                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


        THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 21, 1997, is entered into between FINOVA CAPITAL CORPORATION, a Delaware corporation, ("FINOVA"), with a place of business at 311 South Wacker Drive, Suite 4400, Chicago, Illinois 60606-6618, and SOUTH TEXAS DRILLING & EXPLORATION, INC., a Texas corporation ("Borrower"), with its chief executive office located at 9310 Broadway, Building I, San Antonio, Texas 78217.

                                    RECITAL

        A. Borrower and FINOVA have previously entered into that certain Loan and Security Agreement dated as of May 8, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 18, 1997, (the "Loan Agreement"), pursuant to which FINOVA has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

        B.       Borrower has requested FINOVA to amend the Loan Agreement to
(i) increase the Subsequent Total Facility Amount, (ii) provide for a new term loan in the original principal amount of Six Hundred Thousand Dollars ($600,000) to finance the acquisition of a Skytop Brewster N-46 drilling rig,
(iii) provide for a new credit facility to finance certain Capital Expenditures of Borrower, and (iv) increase the amount of Capital Expenditures Borrower may incur in any fiscal year. Borrower has further requested that FINOVA waive compliance by Borrower with the negative covenant pertaining to Capital Expenditures.

        C. FINOVA is willing to further amend the Loan Agreement and make such waiver under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of FINOVA's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.       Amendment to "Loans" Provisions.

                 (a) The second to the last sentence of Section 1.1 of the Loan Agreement, entitled "Loan Facilities", is hereby amended in its entirety to read as follows:

                 "The maximum aggregate amount of Loans available to Borrower from time to time hereunder shall be reduced dollar for dollar, for the period from the Closing Date through June 17, 1997, from the Initial Total Facility Amount upon
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                 amortization of the original principal amount of Term Loan A;
                 and for the period after June 18, 1997, from the Subsequent Total Facility Amount upon amortization of the remaining outstanding principal amount of Term Loan A as of June 18, 1997, the original principal amount of Term Loan B, the original principal amount of Term Loan C and the aggregate amount borrowed under the Capital Expenditure Facility."

                 (b) The definition set forth in the Schedule to the Loan Agreement under the heading "Subsequent Total Facility Amount (Section 1.1)" is hereby amended in its entirety as follows:

                 "SUBSEQUENT TOTAL FACILITY AMOUNT (SECTION 1.1), for the period following June 17, 1997:

                 The outstanding principal balance of Term Loan A as of June 18, 1997 plus Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000)."

                 (c) Paragraph B of the Section in the Schedule to the Loan Agreement entitled "Loans (Section 1.2)" is hereby amended in its entirety as follows:

                 "B.      TERM LOAN:

                          (1) TERM LOAN A: A term loan in the original principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the "Term Loan A"), which shall be evidenced by and payable in accordance with the terms of the Term Loan A Amended and Restated Secured Promissory Note (the "Term Loan A Note").

                          (2) TERM LOAN B: A term loan in the original principal amount of One Million Fifty Thousand Dollars ($1,050,000) (the "Term Loan B"), which shall be evidenced and payable in accordance with the terms of the Term Loan B Secured Promissory Note (the "Term Loan B Note"), the principal amount thereof advanced by FINOVA to fund Borrower's purchase of: (i) certain assets of San Patricio at a cost to Borrower of $1,500,000, $800,000 of the purchase price funded by Term Loan B, $100,000 from the Borrower's cash-on-hand, $300,000 in assigned value of the common stock of the Borrower issued to San Patricio, and the balance of $300,000 funded through Subordinated Debt obtained by the Borrower from San Patricio, and (ii) a mud pump at a cost to Borrower of $284,212.50, $250,000 of which shall be funded by Term Loan B."



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                          (3)     TERM LOAN C:  A term loan in the original
                 principal amount of Six Hundred Thousand Dollars ($600,000) (the "Term Loan C"), which shall be evidenced by and payable in accordance with the terms of the Term Loan C Secured Promissory Note (the "Term Loan C Note")."

        2. Amendment to Negative Covenant Provisions. The covenant set forth in the Schedule to the Loan Agreement under the heading "Capital Expenditures" in the Section entitled "Negative Covenants (Section 14)" is hereby amended in its entirety to read as follows:



        "Capital Expenditures:    Borrower shall not make or incur any Capital
                                  Expenditure of any kind if, after giving effect thereto, the aggregate amount of all such Capital Expenditures by Borrower in any fiscal year would exceed One Million Five
                                  Hundred Thousand Dollars ($1,500,000).
                                  However, for the purposes of calculating the amount of such Capital Expenditures, (a) the San Patricio Assets, (b) the mud pump purchased by Borrower for $284,212.50, (c) the Skytop Brewster N-46 drilling rig and associated equipment purchased from Simmons
                                  Drilling Corp. on or about October 21, 1997 and (d) the Capital Expenditures purchased with funds from the Capital Expenditure Loan
                                  Facility shall be excluded."

        3.       Amendment to the Definitions in the Loan Agreement.

                 (a) The definition of "Term Loan" set forth in Section 18 of the Loan Agreement is hereby amended in its entirety as follows:

                 "Term Loan" means collectively, Term Loan A, Term Loan B and Term Loan C, or individually, Term Loan A, Term Loan B or Term Loan C, in each case as the context requires."

                 (b)      The definition of "Term Loan Note" set forth in
        Section 18 of the Loan Agreement is hereby amended in its entirety as follows:

                 "Term Loan Note" means collectively, Term Loan Note A, Term Loan Note B and Term Loan Note C, or individually, Term Loan Note A, Term Loan Note B and Term Loan Note C, in each case as the context requires."

        4. Capital Expenditure Loan Facility. FINOVA shall provide non-revolving loans to Borrower, each of which shall be in a principal amount of not less than Twenty Five Thousand Dollars ($25,000) and all of which shall not exceed Six Hundred Thousand Dollars ($600,000) at any time, to facilitate Borrower's acquisition of new Equipment for uses directly related to Borrower's business operations as conducted as of the date of this Amendment. Each loan under this facility (individually, a "Capital Expenditure Loan" and





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collectively, the "Capital Expenditure Loans") shall be evidenced by and repayable in accordance with the terms of a Secured Capital Expenditure Loan Note, the form of which is attached hereto as Exhibit A, executed by Borrower to the order of FINOVA, (individually, a "Capital Expenditure Loan Note" and collectively, the "Capital Expenditure Loan Notes"). Obligations owing under the Capital Expenditure Loan Notes shall constitute Obligations and shall be secured by all of the Collateral.

        Provided that no Event of Default has occurred and is continuing, FINOVA will make Capital Expenditure Loans to Borrower upon Borrower's presentment to FINOVA, in form and substance reasonably acceptable to FINOVA, of invoices, delivery and installation receipts, and other evidence required by FINOVA to document the acquisition, delivery, installation and use by Borrower in its business of the specific items of Equipment to be acquired and financed hereunder. Upon approval by FINOVA, FINOVA will loan Borrower up to eighty percent (80%) of the cost of the Equipment as reflected in the invoice therefor; provided, however, the Capital Expenditure Loans shall be limited to the cost of the purchased Equipment itself, and shall not include any ancillary costs or expenses associated with the acquisition of such Equipment, such as, but not limited to, sales tax, freight, duty and other transportation charges, installation and delivery charges, brokerage commissions, maintenance costs, and similar costs and expenses.

        5. Waiver by FINOVA of Compliance with Capital Expenditure Covenant. Borrower hereby acknowledges that, it is not in compliance with the negative covenant relating to Capital Expenditures set forth in Section 14 of the Loan Agreement and that such non-compliance constitutes an Event of Default under the Loan Agreement. FINOVA hereby waives compliance by Borrower with such Capital Expenditures covenant before October 21, 1997, and shall not exercise its rights and remedies under the Loan Agreement or applicable law in respect of such Event of Default; provided, however, that FINOVA shall be free to exercise all of its rights and remedies under the Loan Agreement in the event of Borrower's violation or breach after October 21, 1997, of such Capital Expenditures covenant. The foregoing waiver is not a continuing waiver, and FINOVA does not by this waiver amend the terms and provisions of the Loan Agreement. Upon the occurrence of any Event of Default after the date hereof, or in the event that FINOVA learns of any Event of Default which occurred prior to the date hereof (other than a breach of the Capital Expenditures covenant before October 21, 1997), FINOVA shall be free to exercise any and all of its various rights and remedies under the Loan Agreement.

        6. Effectiveness of this Amendment. FINOVA must have received the following items, in form and content acceptable to FINOVA, before this Amendment is effective and before FINOVA is required to extend any credit to Borrower as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "Closing Date".

                 (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to FINOVA and Borrower.





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                 (b)      Authorizations.  Evidence that the execution,
        delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

                 (c) Representations and Warranties. The representations and warranties set forth in the Loan Agreement must be true and correct.

                 (d) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to FINOVA.

                 (e) Payment of Modification Fee. FINOVA shall have received from Borrower a modification fee of Twelve Thousand Dollars ($12,000) for the processing and approval of this Amendment.

        7. Representations and Warranties. The Borrower represents and warrants as follows:

                 (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment, and the performance by each Loan Party of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

                 (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

                 (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                 (d) No Default. No event has occurred and is continuing that constitutes an Event of Default except as referenced in paragraph 5 hereof.

        8. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of Arizona governing contracts only to be performed in that State.





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        9.       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        10. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

        11.      Reference to and Effect on the Loan Documents.

                 (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                 (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to FINOVA.

                 (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of FINOVA under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

        12. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

        13. Estoppel. To induce FINOVA to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default except as referenced in paragraph 5 hereof and no right of offset, defense, counterclaim or objection in favor of Borrower as against FINOVA with respect to the Obligations.





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        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                                   "BORROWER"

                                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                                    a Texas corporation



                                    By: /s/ Wm. Stacy Locke
                                       ----------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                                   "FINOVA"

                                    FINOVA CAPITAL CORPORATION,
                                    a Delaware corporation




                                    By:  /s/ KENNETH SEPP
                                       ----------------------------------------
                                    Title:   Vice President
                                          -------------------------------------






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